UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01710

T. Rowe Price New Era Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Report to Shareholders

New Era Fund	December 31, 2015

The views and opinions in this report were current as of December 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Natural resources stocks rallied in the first few months of 2015 as part of a recovery “hope” trade before succumbing to a variety of negative concerns, including weakening Chinese demand, deteriorating balance sheets and credit markets, and a robust U.S. dollar. In the energy sector, resilient U.S. liquids production and growing output from the Organization of the Petroleum Exporting Countries (OPEC), particularly Saudi Arabia and Iraq, continued to push inventories toward levels last seen in the mid-1980s. Beginning in early May, energy shares were hit hard as Brent crude oil prices plummeted from approximately $66 per barrel to around $36 per barrel at the end of 2015. It was a challenging environment, to be sure, and the New Era Fund was not immune to the general downdraft.

As shown in the Performance Comparison table, your fund returned -15.98% and -18.76% in the 6- and 12-month periods ended December 31, 2015, respectively. The fund trailed the broad-market S&P 500 Index by a wide margin for the fiscal year but outperformed the Lipper Global Natural Resources Funds Index, which measures the performance of similarly managed funds. Although disappointing, our underperformance versus the S&P 500 Index—a measure of the performance of large-cap U.S. stocks across a broad swath of market sectors and industries—is not surprising given the challenging environment over the past 12 months for more concentrated natural resources strategies such as ours.

Our decisions to overweight and underweight underlying industries offered a significant boost to the fund’s performance versus its Lipper benchmark, led by underweights to metals and mining and oil and gas storage and transportation. Overweights to specialty chemicals, construction materials, and multi-utilities were also beneficial. Stock selection added more modestly to relative results, due in part to positioning in certain U.S. oil and gas exploration and production companies and global miners.

MARKET ENVIRONMENT

Given that half of our fund is allocated to energy, oil fundamentals have a meaningful impact on the investment fortunes of your portfolio. As a result, we want to spend some time discussing the recent environment for this key commodity. In our semiannual letter from June 30, 2015, we provided some context for the long-term downturn in oil prices and posited that prices are likely to stay low for a prolonged period, not unlike what we experienced in the 1980s and 1990s. This is due in large part to the emergence of short-cycle, low-risk, non-OPEC production in North American shale.

We continue to view predictions of a V-bottom, sustained recovery in oil as nothing more than wishful thinking. Below is a chart of the real (inflation-adjusted) price of oil from 1861 to today.

As illustrated on page 2, oil prices above $40 per barrel in 2013 dollars are considered unusual in a historical context. Nothing ends a structural upcycle in commodities like high prices, which tend to attract curious and creative minds, technology innovation, and tremendous capital. Charts like the one on page 2 are among the numerous reasons why we believe we have returned to a “new normal” in oil/commodity prices, which looks a lot like the pre-2000 normal, excluding periodic spikes.

We believe that structural up- and down-cycles in oil are characterized by one important characteristic that has little to do with OPEC’s willingness to manage the market: productivity. In simple terms, we think of productivity as the ease with which an oil producer can retrieve resources from the ground. The chart below shows the addition to U.S. reserves per oil well drilled (adds per well), something that we believe shows productivity in action.

As you can see from the chart above, reserve adds per well drifted lower during the 1970s bull market, which helped to push prices higher so as to appropriately incentivize producers to meet growing demand. Some pundits even talk of an oil peak in the late 1970s under Jimmy Carter’s presidency.

The oil industry solved the problem in large part due to the success of offshore drilling, starting a long winning streak in productivity gains for the industry that lowered the price needed to incentivize producers to meet demand. Oil prices remained relatively flat for nearly 20 years and actually fell in real terms as shown in the first chart. A new bull cycle for oil prices commenced when productivity waned between 2000 and 2011.

As seen in the chart below, North American shale production has started a new renaissance of productivity per oil rig.

As in the 1980s and 1990s, we believe we are starting a bull market in productivity for oil and gas producers, particularly in light of how early we are in the production cycle for unconventional oil sources, such as shale, and their low recovery rates. This is not unusual relative to history as we have seen in the preceding charts. As such, we expect oil prices to average in the $40 to $50 per barrel range (or $30 per barrel in real 2013 dollars) for the next 10 to 15 years, perhaps oscillating around this trend line depending on the cyclicality of demand, geopolitical surprises, and the rationalizing of near-term investments. This is not unlike what we have seen in U.S. natural gas over the last several years, though this commodity continues to suffer through cost curve compression due to fantastic gains in productivity.

This brings us to near-term fundamentals: We expect 2016 to bring about an intense shakeout in the global energy industry. Put in historical context, over 30% of publicly traded energy companies went bankrupt in the 1980s; we expect to see a greater percentage of casualties this time around due in part to charts like the one below showing real debt in the U.S. energy industry divided by trailing 12-month oil/natural gas/natural gas liquids production.

The sheer runup in debt loads in the industry in the pervasive belief that $100 per barrel oil was here to stay, as well as the ultra-loose monetary policies of central banks globally, have left the industry’s balance sheets vulnerable in the wake of a structural bust. We expect oil prices to dip below $30 per barrel in 2016 and, perhaps, fall as low $20 per barrel depending on the global economy and demand. Such prices will result in tremendous distress in the industry. While we do not expect a return to the price levels of times past, we expect that this calamity will finally help to rebalance the near-term market and lessen inventory, allowing for more attractive investment opportunities in the sector.

In short, we continue to think we are left with a sector where nimble investors will have to navigate short cycles around the aforementioned $40 to $50 per barrel long-term range. We do not expect the energy sector to stage a sustained, multiyear period of outperformance relative to the S&P like in the 2000s for a decade or more.

PORTFOLIO REVIEW AND POSITIONING

Overall, we have a structurally defensive posture with a focus on strong balance sheets and low costs within the commodity arena. We also are invested in areas that benefit from weakening commodity prices, a strengthening U.S. dollar, and a healthier U.S. consumer. Construction materials companies, including Vulcan Materials and Martin Marietta Materials, were among the top contributors for the year as U.S. construction markets improved. Vulcan continues to be a large position for the fund. Airgas, North America’s leading packaged gas company, was acquired by France’s Air Liquide. Airgas was a large position in the fund and ended the year as the second-largest contributor to outperformance to Lipper peers. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The fund benefited from two other acquisitions during 2015: Cameron International by Schlumberger and Rosetta Resources by Noble Energy. Both Cameron and Rosetta were top 10 contributors during 2015. Natural gas distributors NiSource and Atmos Energy were also strong contributors to the fund’s performance, benefiting from falling natural gas prices and a long runway of investment.

I would be remiss if I did not mention material outperformance relative to our Lipper peers from our allocation to specialty chemicals. In this area, we own companies like International Flavors & Fragrances, Sherwin-Williams, Air Products & Chemicals, Praxair, and Victrex. In general, specialty chemical companies continue to benefit from low input costs as a result of ongoing weakness in commodity prices.

Our underweight position in metals and mining contributed positively to performance versus the Lipper benchmark in 2015. The industry suffers from oversupply, disappointing Chinese demand, a strong U.S. dollar, and weak balance sheets. Our position in diamond miner Petra Diamonds weighed heavily on performance.

While our performance relative to peers was enhanced by our underweight in U.S. oil and gas exploration and production companies, our ownership of Range Resources and EQT was a drag on performance in 2015. Natural gas markets continue to be ravaged by improving productivity that is leading to better-than-expected supply while mild weather dampens demand.

In 2014, we elected to lessen our exposure to U.S. refiners given our view that wide differentials between U.S. oil indexes and the global market were behind us. We also worried about the fundamentals of entities (managed limited partnerships, or MLPs) that refiners were using as sources of funding. While this view has been accurate, U.S. refiners are benefiting from strong domestic gasoline demand and falling oil prices. We have elected to play falling and low oil prices through other means, such as specialty chemicals, paper and forest products, and construction materials. Marathon Petroleum was a bright spot for us in this industry, but our underweight position relative to peers was the biggest detractor from results.

Utilities stocks, including the aforementioned NiSource and Atmos, generated strong performance in your fund during 2015, and we continue to view these equities favorably relative to their commodity-producing peers. Utilities are often perceived as “safe haven” investments in a low interest rate environment and late in an economic cycle—both of which we deem to be the case at present. We do not see inflation as a medium-term threat given the high debt loads of Western economies, and we expect long-term interest rates to remain relatively low despite the likelihood of higher short-term rates since the Federal Reserve began to normalize its rate policy in late 2015. We are overweight utilities in the fund and expect this to be the case for a considerable period.

Finally, we largely avoided the meltdown in the midstream (energy transportation and storage) space as our concerns about balance sheet stress in the energy industry grew. We continue to watch this space from afar with interest, given our expectations for long-term U.S. oil and natural gas production growth, but we continue to be concerned about the financial health of some players in this industry and their counterparts in energy exploration and production. Our large underweight in the midstream space relative to our Lipper peers was a large contributor to performance during 2015.

OUTLOOK

As we have written in previous shareholder letters, we believe that we are in the initial years of a secular down cycle in commodities. U.S. oil prices are now down nearly 70% from their peak in 2011, and even more from their mid-2008 peaks, and U.S. natural gas prices have fallen by over 80% since 2008. Although cheaper energy benefits U.S. consumers’ budgets and energy-intensive manufacturers, it challenges the stocks of energy producers and, in particular, energy service companies. Falling oil prices have also punished energy-exporting economies in the developing world and affected the U.S. high yield bond market, approximately 20% of which is composed of energy companies. Lackluster economic growth outside the U.S., particularly in China, and a stronger U.S. dollar spell continued trouble for a wide range of commodities, including industrial metals and energy.

How low can energy prices go? Most of the factors that contributed to the steep fall in oil prices since the latter half of 2014 remain in place: tepid global economic growth, a strong U.S. dollar, resilient North American shale oil production, and OPEC’s desire to maintain market share in the face of rising non-OPEC production. As discussed, we believe that these factors will ultimately prove to be structural rather than cyclical, resulting in long-term deflation to the cost curve that will stay with us for many years to come. Our forecast is that long-term oil prices will average somewhere in the $40 to $50 per barrel range. Over the shorter term, we expect prices to drop below $30 per barrel, which will create considerable financial distress in the energy industry.

Regardless of the challenging environment, we remain committed to our bottom-up stock selection process and our philosophy of buying and holding a diverse selection of fundamentally sound natural resources companies with solid balance sheets and talented management. Despite the potential for near-term volatility, we believe the market will reward our consistent, disciplined investment approach over the long term.

Respectfully submitted,

Shawn Driscoll
Portfolio manager and chairman of the fund’s Investment Advisory Committee

January 13, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/15
Total	3.8%
ExxonMobil	3.6
Occidental Petroleum	2.9
Pioneer Natural Resources	2.4
Concho Resources	2.3
EOG Resources	2.3
Airgas	2.2
RPM	2.2
Air Products & Chemicals	2.0
Vulcan Materials	2.0
Atmos Energy	1.9
Cimarex Energy	1.7
EQT	1.7
Suncor Energy	1.7
Flowserve	1.7
Halliburton	1.6
Apache	1.5
Randgold Resources	1.4
Pentair	1.3
Chevron	1.3
NiSource	1.3
Cameron International	1.3
EI du Pont de Nemours	1.2
Edison International	1.1
Southern Copper	1.1
Total	47.5%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 98.4%		
AGRICULTURE 4.2%		
Agricultural Products 0.5%		
Ingredion	147,600	14,146
		14,146
Fertilizers & Agricultural Chemicals 3.7%		
Agrium	337,900	30,188
CF Industries	754,700	30,799
Monsanto	107,100	10,552
Syngenta, ADR	354,900	27,941
		99,480
Total Agriculture		113,626
CHEMICALS 14.6%		
Diversified Chemicals 1.8%		
Dow Chemical	274,900	14,152
El du Pont de Nemours	507,000	33,766
		47,918
Specialty Chemicals 12.8%		
Air Products & Chemicals	419,500	54,581
Airgas	440,800	60,971
Ashland	294,800	30,276
Celanese, Series A	282,100	18,994
International Flavors & Fragrances	177,600	21,248
NewMarket	27,400	10,432
PolyOne	324,600	10,309
Praxair	208,000	21,299
RPM	1,379,700	60,790
Sherwin-Williams	83,500	21,677
Umicore (EUR)	271,421	11,346

Victrex (GBP)	1,109,279	29,274
		351,197
Total Chemicals		399,115
ENERGY INDUSTRIALS 9.4%		
Construction Materials 2.6%		
Martin Marietta Materials	119,400	16,308
Vulcan Materials	567,900	53,933
		70,241
Industrial Machinery 4.8%		
Aalberts Industries (EUR)	527,257	18,133
Flowserve	1,104,200	46,465
Pentair	741,500	36,726
Sandvik, A Shares (SEK)	1,749,673	15,154
Watts Water Technologies, Class A	311,271	15,461
		131,939
Metal & Glass Containers 1.5%		
Ball	363,700	26,452
Vidrala (EUR)	273,148	13,827
		40,279
Trading Companies & Distributors 0.5%		
MRC Global (1)	1,083,000	13,971
		13,971
Total Energy Industrials		256,430
ENERGY SERVICES & PROCESSORS 12.3%		
Oil & Gas Drilling 0.3%		
Noble	720,257	7,599
		7,599

Oil & Gas Equipment & Services 10.8%		
Aker Solutions (NOK)	4,873,581	16,666
Baker Hughes	356,500	16,453
Cameron International (1)	564,400	35,670
Dril-Quip (1)	379,300	22,466
Flotek Industries (1)	703,299	8,046
FMC Technologies (1)	580,500	16,840
Halliburton	1,265,600	43,081
Helix Energy Solutions Group (1)	1,715,800	9,025
John Wood (GBP)	1,599,408	14,342
National Oilwell Varco	359,100	12,026
Newpark Resources (1)	1,124,600	5,938
Oceaneering International	440,800	16,539
RPC	1,303,000	15,571
SBM Offshore (EUR) (1)	1,167,379	14,841
Schlumberger	208,435	14,538
Technip (EUR)	335,855	16,590
Tenaris (EUR)	950,981	11,321
Tesco	788,200	5,707
		295,660
Oil & Gas Refining & Marketing 1.2%		
Murphy USA (1)	244,900	14,875
Tesoro Petroleum	81,200	8,556
Valero Energy	157,300	11,123
		34,554
Total Energy Services & Processors		337,813
EXPLORATION & PRODUCTION 20.3%		
Non-U.S. Oil & Gas Exploration & Production 4.1%		
Canadian International Oil, Acquisition Date: 7/14/14 Cost $7,407 (CAD) (1)(2)(3)	2,910,500	3,523
Canadian Natural Resources	911,500	19,898
Kelt Exploration (CAD) (1)	3,056,600	9,366

Kosmos Energy (1)	3,720,418	19,346
Lundin Petroleum (SEK) (1)	865,636	12,408
Ophir Energy (GBP) (1)	6,401,710	9,241
Seven Generations Energy (CAD) (1)	1,731,346	16,867
Woodside Petroleum (AUD)	1,016,296	21,315
		111,964
U.S. Mixed Exploration & Production 1.7%		
EQT	903,500	47,100
		47,100
U.S. Oil Exploration & Production 14.5%		
Apache	941,500	41,869
Cimarex Energy	531,860	47,538
Concho Resources (1)	689,700	64,046
Continental Resources (1)	561,900	12,912
Diamondback Energy (1)	335,600	22,452
EOG Resources	888,732	62,913
Gulfport Energy (1)	527,100	12,951
Matador Resources (1)	898,553	17,764
Noble Energy	518,100	17,061
PDC Energy (1)	252,757	13,492
Pioneer Natural Resources	523,600	65,649
SM Energy	499,971	9,829
Synergy Resources (1)	1,104,000	9,406
		397,882
Total Exploration & Production		556,946
INTEGRATEDS 14.8%		
Integrated Oil & Gas 14.8%		
Chevron	405,300	36,461
Exxon Mobil	1,272,500	99,191
Hess	372,100	18,039
Occidental Petroleum	1,165,300	78,786

Statoil (NOK)	1,681,977	23,525
Suncor Energy	1,806,900	46,618
Total (EUR)	2,318,916	103,275
Total, Rights, 1/21/16 (EUR) (1)	2,193,592	—
Total Integrateds		405,895
METALS & MINING 8.4%		
Diversified Metals & Mining 3.8%		
Acerinox (EUR)	1,025,313	10,398
Antofagasta (GBP)	1,303,110	8,930
Aurubis (EUR)	189,510	9,664
BHP Billiton Limited (AUD)	947,178	12,304
HudBay Minerals (CAD)	2,069,600	7,942
South32 (AUD) (1)	10,931,535	8,386
Southern Copper	1,196,800	31,261
Worthington Industries	540,400	16,288
		105,173
Precious Metals & Minerals 4.6%		
Centamin (GBP)	16,086,554	15,255
Franco-Nevada (CAD)	480,300	21,972
Fresnillo (GBP)	2,281,919	23,883
OceanaGold (CAD) (1)	5,427,900	10,356
Petra Diamonds (GBP)	12,129,995	15,684
Randgold Resources (GBP)	632,214	39,009
		126,159
Total Metals & Mining		231,332
OTHER 5.4%		
Paper & Forest Products 5.4%		
Avery Dennison	256,100	16,047
Bemis	428,200	19,136
Billerudkorsnas (SEK)	983,191	18,175

SHORT-TERM INVESTMENTS 0.6%

Money Market Funds 0.6%

T. Rowe Price Reserve Investment Fund, 0.22% (7)(8)	16,345,011	16,345
Total Short-Term Investments (Cost $16,345)		16,345
Total Investments in Securities		
99.4% of Net Assets (Cost $2,710,695)		**$ 2,723,765**

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

(2) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $3,523 and represents 0.1% of net assets.

(3) Level 3 in fair value hierarchy. See Note 2.

(4) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.

(5) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $2,543 and represents 0.1% of net assets.

(6) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.

(7) Seven-day yield

(8) Affiliated Company

ADR American Depository Receipts

AUD Australian Dollar

CAD Canadian Dollar

EUR Euro

GBP British Pound

NOK Norwegian Krone

REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder

SEK Swedish Krona

VR Variable Rate; rate shown is effective rate at period-end.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,710,695)	$ 2,723,765
Receivable for investment securities sold	17,609
Receivable for shares sold	16,971
Dividends and interest receivable	4,363
Cash	221
Foreign currency (cost $83)	83
Other assets	3,794
Total assets	2,766,806
Liabilities	
Payable for investment securities purchased	16,468
Payable for shares redeemed	5,437
Investment management fees payable	1,296
Due to affiliates	296
Other liabilities	3,777
Total liabilities	27,274
NET ASSETS	**$ 2,739,532**
Net Assets Consist of:	
Undistributed net investment income	$ 1,119
Accumulated undistributed net realized loss	(363,182)
Net unrealized gain	13,044
Paid-in capital applicable to 100,477,915 shares of $1.00 par value capital stock outstanding; 300,000,000 shares authorized	3,088,551
NET ASSETS	**$ 2,739,532**
NET ASSET VALUE PER SHARE	
Investor Class	
($2,733,142,914 / 100,243,556 shares outstanding)	**$ 27.27**
I Class	
($6,389,431 / 234,359 shares outstanding)	**$ 27.26**

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 12/31/15
Investment Income (Loss)	
Income	
Dividend	$ 62,533
Interest	649
Securities lending	218
Other	8
Total income	63,408
Expenses	
Investment management	17,608
Shareholder servicing	
Investor Class	3,451
Prospectus and shareholder reports	
Investor Class	132
Custody and accounting	309
Registration	102
Legal and audit	58
Directors	16
Miscellaneous	25
Total expenses	21,701
Net investment income	41,707
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	(249,044)
Foreign currency transactions	(446)
Net realized loss	(249,490)
Change in net unrealized gain / loss	
Securities	(425,580)
Other assets and liabilities denominated in foreign currencies	(13)
Change in net unrealized gain / loss	(425,593)
Net realized and unrealized gain / loss	(675,083)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (633,376)

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price New Era Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies. The fund has two classes of shares: the New Era Fund original share class, referred to in this report as the Investor Class, offered since January 20, 1969, and the New Era Fund–I Class (I Class), offered since December 17, 2015. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $135,000 for the year ended December 31, 2015.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2015:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2015, totaled $(3,241,000) for the year ended December 31, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments; however, the seller continues to hold legal title to the loan. As a result, the buyer of a loan participation generally has no direct rights against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, to the extent a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, no loan is reflected in the Portfolio of Investments until paid.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2015, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,450,559,000 and $2,633,660,000, respectively, for the year ended December 31, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended December 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2015 and December 31, 2014, were characterized for tax purposes as follows:

At December 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2015, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver. For the period ended December 31, 2015, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2015, expenses incurred pursuant to these service agreements were $78,000 for Price Associates; $1,832,000 for T. Rowe Price Services, Inc.; and $177,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 9,232 shares of the I Class, representing less than 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price New Era Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Era Fund, Inc. (the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2016

Tax Information (Unaudited) for the Tax Year Ended 12/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$7,831,000 from short-term capital gains,
●	$36,542,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $42,730,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $34,950,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[181]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Advisory Board Member, Deutsche Bank
[181]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties
2013	(2009 to present); Chairman of the Board (2005 to present) and
[181]	Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2012	telecommunications companies (2008 to 2011); Advisory Board
[181]	Member, Pipeline Crisis/Winning Strategies, a collaborative
working to improve opportunities for young African Americans
(1997 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[181]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[181]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisers (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[181]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[181]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[181]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[127]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With New Era Fund	Principal Occupation(s)

Syed H. Ali (1970)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly, Research Analyst,
Credit Suisse Securities (to 2010)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Ryan N. Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Richard de los Reyes (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Eric L. DeVilbiss, CFA (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Christopher Driessen (1983)	Vice President, T. Rowe Price; formerly,
Vice President	Executive Director, Goldman Sachs Asset
Management (to 2014) and Director, Goldman
Sachs Asset Management (to 2010)

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Ryan S. Hedrick, CFA (1980)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly, Analyst, Davidson
Kempner Capital Management (to 2013)

Dominic Janssens (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Shinwoo Kim (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Ryan Martyn (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Heather K. McPherson, CPA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Christian M. O’Neill (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Analyst, Lord Abbett &
Company, LLC (to 2013)

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Craig J. Pennington, CFA (1971)	Vice President, T. Rowe Price Group, Inc. and
Vice President	T. Rowe Price International; formerly, Global
Energy Analyst, Insight Investment (to 2010)

Vivek Rajeswaran (1985)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly, student, Columbia
Business School (to 2012)

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley (to 2013)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Thomas A. Shelmerdine (1977)	Vice President, T. Rowe Price Group, Inc.
Vice President	and T. Rowe Price International; formerly,
Investment Committee Member, Myer Family
Company Holdings Limited (to 2012)

Craig A. Thiese (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John M. Williams (1982)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,158,000 and $2,283,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Era Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 17, 2016